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                                                                EXHIBIT 10.8(a)



                   AMENDMENT NO. 1 TO COLLABORATION AGREEMENT

         This Amendment No. 1 to Collaboration Agreement (the "Amendment"), effective as of May 1, 1998 (the "Amendment Effective Date"), is entered into by and between Symyx Technologies ("Symyx"), a California corporation having a principal place of business at 3100 Central Expressway, Santa Clara, California, and Bayer AG ("Bayer"), a German corporation having a principal place of business at D-51368 Leverkusen, Germany, and amends that certain Collaboration Agreement entered into by and between Symyx and Bayer effective as of March 1, 1998 (the "Collaboration Agreement").

         WHEREAS, Symyx and Bayer desire to amend the Collaboration Agreement to provide for research in the [******] Field as set forth more fully below;

         NOW THEREFORE, the parties hereby agree as follows:

1. All capitalized terms not defined in this Amendment shall have the meanings given to them in the Collaboration Agreement.

2. Section 2.2.1(a) of the Collaboration Agreement is amended to read in its entirety as follows:

         (a) Addition of [******] Field.

                 (i) The Research Program shall include the [******] Field, which shall be defined as [******].

                 (ii) Symyx agrees to dedicate [******]

                 (iii) Bayer agrees to pay Symyx Research Expenses for research activities in the [******] Field as set forth in Section 6.2.1(b) and to pay Symyx royalties in accordance with Section 6.14.

                 (iv) Following termination of research activities within the [******] Field, the corresponding Research Field Committee will prepare a summary of Program Technology generated in the course of the research activities for the [******] Field.

3. Section 6.2.1(b) is amended to read in its entirety as follows:

         (b) [******]





* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



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4. Article 6 is amended by addition of the following new Section 6.14:

         6.14 [******]

              (a) [******]

              (b) [******]

5. Except as specifically modified or amended hereby, the Collaboration Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. No provision of this Amendment may be modified or amended except expressly in a writing signed by both parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of California, without reference to conflicts of laws principles.

         IN WITNESS WHEREOF, each of the parties has executed this Amendment as of the date indicated on this Amendment.



BAYER AG                                         SYMYX TECHNOLOGIES

By:     /s/ RUDOLF CASPER                        By:    /s/ ISY GOLDWASSER
        --------------------------                      ------------------------
Name:   Prof. Dr. Rudolf Casper                  Name:  Isy Goldwasser
        --------------------------                      ------------------------
Title:  Director R/D                             Title: President & COO
        --------------------------                      ------------------------
Date:   3.6.1998                                 Date:  May 28, 1998
        --------------------------                      ------------------------

By:     /s/ I.V. KOPP
        --------------------------
Name:   Dr. Kopp
        --------------------------
Title:  Licensing Manager
        --------------------------
Date:   June 3, 1998
        --------------------------


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.